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                                                                    EXHIBIT 10.3

                       COMMUNITY INDEPENDENT BANK, INC.

                            1996 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

     1.  Purpose of Plan

         The purpose of the 1996 Stock Option Plan for Non-Employee Directors (the "Plan") contained herein is to enhance the ability of Community Independent Bank, Inc. and its current and future subsidiaries (collectively the "Companies") to attract, retain and motivate members of their respective Boards of Directors and to provide additional incentive to members of their respective Boards of Directors by encouraging them to invest in shares of Community Independent Bank, Inc. (the "Company") common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Companies' contained success and progress, to the mutual benefit of directors, employees and stockholders.

     2.  Aggregate Number of Shares

         10,000 shares of the Company's common stock,par value $5.00 per share ("Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split (other than the 3 for 2 stock split effective April 1, 1996 for which no adjustment shall be made), combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances , the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Option Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

     3.  Participation

         Each person who is, as of April 1, 1996, a director of the Company or any subsidiary corporation, and is not as of such date an employee of the Company or any subsidiary corporation, shall, as of April 1, 1996, automatically be granted an option to purchase 500 shares of the Company's Common Stock such figure to

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be subject to adjustment for the same events described in Section 2 hereof).
Each person who (a) is not a director of the Company or any subsidiary corporation as of April 1, 1996, and (b) is not an employee of the Company or any subsidiary corporation and who on or after April 1, 1996 is first elected or appointed as a director of the Company or any subsidiary corporation shall, as of the date of such election or appointment, automatically be granted an option to purchase 500 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof). On the fifth anniversary of the initial option grant hereunder and provided a person described in the first or second sentences of this Section 3 continues to be a non-employee director on such anniversary, such person shall, on such fifth anniversary, automatically be granted on such anniversary an option to purchase 500 shares of the Company's Common Stock (such figure to be adjusted for the same events described in Section 2 hereof) or such lower number of shares as shall be equal to the number of shares as shall then available (if any) for grant under this Plan divided by the number of persons who are to receive an option on such anniversary, subject, however, to the provisions of Section 6 hereof.

      4.  Administration of Plan

          This Plan shall be administered by the Board of Directors of the Company. The Board of Directors of the Company shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Board of Directors of the Company shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board of Directors of the Company on a particular matter shall constitute the act of the Board of Directors of the Company on such matter. The Board of Directors of the Company shall have the exclusive right to construe the Plan and the options issued pursuant to it, to current defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of this Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Board of Directors of the Company shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board of Directors, or for the acts or omissions of any other members of the Board of Directors.

      5.  Non-Qualified Stock Options, Option Price and Term

          (a) Options issued pursuant to this Plan shall be non-qualified stock options. A non-qualified stock option is an option which does not satisfy the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The option

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price for the non-qualified stock options issued under this Plan shall be equal to the fair market value, as determined by the Board of Directors of the Company, of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or Small Cap NASDAQ, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or Small Cap NASDAQ, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

        (b) Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Options shall expire ten years after the date they are granted, unless terminated earlier as provided herein.

        6.  Amendment, Supplement, Suspension and Termination

            Options shall not be granted pursuant to this Plan after the expiration of eight years from and after the date this Plan is approved by the stockholders of the Company. The Board of Directors of the Company reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors of the Company; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. Notwithstanding the foregoing, if Rule 16b-3 of the Securities Exchange Act of 1934 is applicable to the Company, the Plan provisions specified in Rule 16b-3(c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule may not be amended or supplemented more than once every six months, except as permitted by Rule 16b-3(c)(2)(ii)(B). If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for stockholder approval.

        7.  Effectiveness of Plan

            This Plan shall become effective on the date of its


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adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner described in Rule 16b-3(b) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule.

         8.   General Conditions

              (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of the Companies or interfere in any way with the rights of the Companies to terminate him as a director.

              (b) Corporate action constituting an offer of stock for sale to any director under the terms of the options to be granted hereunder shall be deemed complete as of April 1, 1996, or as of the automatic grant date hereunder after April 1, 1996, regardless of when the option is actually delivered to the non-employee director or acknowledged or agreed to by him.

              (c) The term "subsidiary corporation" as used throughout this Plan shall mean a corporation in which the Company owns, directly or indirectly, shares of stock representing fifty percent or more of the outstanding voting power of all classes of stock of such corporation at the time of the granting of an option under this Plan.

              (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

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                                  APPENDIX I

                          NON-QUALIFIED STOCK OPTION


To:
        ------------------------------------------------------------------------
                                     Name

        ------------------------------------------------------------------------
                                    Address

Date:
        ------------------------------------------------

     You are hereby granted an option, effective as of the date hereof, to purchase shares of common stock (par value $5.00 per share) ("Common Stock") of Community Independent Bank, Inc. (the "Company") at a price of $_____ per share pursuant to the Company's 1996 Stock Option Plan for Non-Employee Directors (the "Plan").

     Your option may first be exercised on and after the earlier to occur of (i) one year from the date of its grant or (ii) a "change in control" of the Company, as hereinafter defined, but not before that time. On and after the earlier to occur of (i) one year from the date your option is granted or (ii) a "change in control" of the Company, and prior to ten years from the date of its grant, your option may be exercised in whole, or from time to time in part, for up to the total whole number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as appropriately adjusted for stock dividends, stock splits and what the Board of Directors of the Company deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except if terminated earlier as hereafter provided.

     For purposes of your option, a "change in control" of the Company shall have been deemed to conclusively occur when any of the following events shall have occurred without your prior written consent:

           (1) a change in at least five members of the Company's Board of Directors or the addition of five or more new members to the Company's Board of Directors or any combination of the foregoing, within any two calendar year period, unless such change or addition occurs with the affirmative vote in writing of you in your capacity as a director or a shareholder; or

           (2) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire

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beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the
Exchange Act of a number of voting shares of the Company which constitutes either (i) more than fifty percent of the shares which voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Company's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report.

     You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) (unless prohibited by the Board of Directors) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

     Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease to be a director of the Company or a subsidiary corporation (whether

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by death, disability, resignation, removal, failure to be reelected or otherwise and regardless of whether the failure to continue as a director was for cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Company or a subsidiary corporation but are or concurrently therewith become a director of the Company or another subsidiary corporation.

     If you die while a director of the Company or a subsidiary corporation, executor or administrator, as the case may be, may, at any time within three months after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship with the Company or a subsidiary corporation is terminated by reason of your becoming disabled, you or your legal guardian or custodian may at any time within three months after the date of such termination (but in no event later than 10 years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

     In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board of Directors. Notwithstanding the foregoing, there shall be no adjustment made to the number of shares subject to this option and the option price with respect to the stock split effective April 1, 1996.

     This option is not transferable otherwise than by Will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your


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legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

     Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

     (a)  Until the Plan is approved by the shareholders;

     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue.

     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

           (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

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           (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a apart hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

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     Please sign the copy of this option and return it to the Company's
Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                                COMMUNITY INDEPENDENT BANK, INC.


             (SEAL)                                           By:
--------------------------------

     I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


                                                --------------------------------
---------------                                 (Signature)
                    (Date)



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